Exhibit 10.1

AMENDMENT NO. 3 TO LOAN AGREEMENT

This Amendment No. 3 to Loan Agreement dated as of October 6, 2006 (this “Amendment”) is entered into with reference to the Loan Agreement dated as of September 5, 2003, as amended by that certain Amendment No. 1 to Loan Agreement dated as of February 18, 2004 and that certain Amendment No. 2 to Loan Agreement dated as of December 10, 2004 (as so amended, the “Loan Agreement”), among Bally Technologies Inc. (formerly known as Alliance Gaming Corporation), the Lenders, the Syndication Agent, the Documentation Agent, Banc of America Securities LLC and CIBC World Markets Corp., as Joint Lead Arrangers and Joint Book Managers, and Bank of America, N.A., as Administrative Agent.  Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Loan Agreement.

1.             Amendments.  The Borrower and the Administrative Agent (acting with the consent of the Requisite Lenders) hereby agree to amend the Loan Agreement as follows:

(a)           Clause (d) of the definition of the term “EBITDA” in Section 1.1 of the Loan Agreement is hereby amended by inserting the parenthetical phrase “(plus interest income in respect of trade receivables that is deducted from interest expense in determining such Interest Charges)” after the words “Interest Charges”.

(b)           The definition of the term “EBITDA” in Section 1.1 of the Loan Agreement is hereby further amended by adding the following clause immediately prior to the end thereof:

“; provided, further, that for any period commencing on or after April 1, 2006 and ending on or before September 30, 2007, the figure “$5,000,000” referenced in clause (g) above shall be increased to “$10,000,000”

(c)           Section 7.1(b) of the Loan Agreement is hereby amended by inserting the following parenthetical phrase after the words “Fiscal Year” in the second line thereof:

“(other than the Fiscal Year ending on June 30, 2006)”

(d)           Section 7.1(b) of the Loan Agreement is hereby further amended by adding the following clause immediately prior to the end thereof:

“; provided that all such information, reports and certificates for the Fiscal Year ending on June 30, 2006, together with the Borrower’s annual report on Form 10-K for such Fiscal Year, shall be delivered on or before December 31, 2006;”

(e)           Section 7.1(f) of the Loan Agreement is hereby further amended by adding the following clause immediately prior to the end thereof:

“; provided, however, that in no event shall the Borrower’s quarterly reports on Form 10-Q for the Fiscal Quarters ending on September 30,

2005, December 31, 2005 and March 31, 2006 be delivered later than December 31, 2006;”

(f)            Section 7.2 of the Loan Agreement is hereby amended by adding the following sentence to the end thereof:

“For the avoidance of doubt, it is understood and agreed that the definitive Compliance Certificate for the Fiscal Quarters ending on September 30, 2005, December 31, 2005 and March 31, 2006 shall be delivered when the Borrower files its quarterly report on Form 10-Q for such Fiscal Quarter and the Compliance Certificate for the Fiscal Year ending on June 30, 2006 shall be delivered with the financial statements required under Section 7.1(b), but in each such case no event later than December 31, 2006.”

(g)           Section 9.1(c) of the Loan Agreement is hereby amended by adding the following immediately prior to the end thereof:

“the Borrower fails to deliver on or before December 31, 2006 any financial information and certificates required by Sections 7.1(b), 7.1(f) and 7.2 hereof for the Fiscal Quarters ending on September 30, 2005, December 31, 2005 and March 31, 2006 and the Fiscal Year ending on June 30, 2006; or”

2.             Condition Precedent.  The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of (a) counterparts of this Amendment executed by the Borrower, (b) written consents hereto executed by the Requisite Lenders in substantially the form of Exhibit A attached hereto, (c) written consents hereto executed by each of the Guarantors, (d) an amendment fee in an amount equal to 0.25% of the aggregate Commitments of those Lenders that shall have executed and returned consents in the form of Exhibit A to the Administrative Agent on or before 5:00 p.m., pacific time, on October 16, 2006, which fee shall be distributed by the Administrative Agent to such consenting Lenders and (e) the reasonable fees, costs and expenses of the Administrative Agent and BAS in connection with this Amendment.

3.             Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date of this Amendment, (i) after giving effect to this Amendment, no Default or Event of Default has occurred and remains continuing, and (ii) the representations and warranties contained in Article IV of the Loan Agreement and in each other Loan Document (except (A) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by the Loan Agreement or applicable Loan Document, (B) as disclosed by the Borrower and approved in writing by the Requisite Lenders, or (C) for the representations and warranties set forth in Sections 4.4(a), 4.6 (first sentence), 4.11 and 4.18 of the Loan Agreement) are true and correct as if made on the date hereof.

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4.             Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

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IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

BALLY TECHNOLOGIES INC. (formerly known as Alliance Gaming Corporation)

By:

BANK OF AMERICA, N.A., as Administrative Agent

By:

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[Exhibit A to Amendment]

CONSENT OF LENDER

This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Loan Agreement dated as of September 5, 2003 (the “Loan Agreement”), among Bally Technologies Inc., the Lenders, Syndication Agent, Documentation Agent and Joint Lead Arrangers and Joint Book Managers referred to therein, and Bank of America, N.A., as Administrative Agent.  Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned is a party to the Loan Agreement and hereby consents to the execution and delivery of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Lenders party to the Loan Agreement, substantially in the form of the draft presented to the undersigned.

[Name of Lender]

By:

Title:

A-1

[Exhibit B to Amendment]

CONSENT OF GUARANTORS

This Consent of Guarantors is delivered by the undersigned with reference to the Loan Agreement dated as of September 5, 2003 (the “Loan Agreement”), among Bally Technologies Inc., the Lenders, Syndication Agent, Documentation Agent and Joint Lead Arrangers and Joint Book Managers referred to therein, and Bank of America, N.A., as Administrative Agent.  Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned hereby (a) consent to the execution and delivery of the proposed Amendment No. 3 to Loan Agreement by the Borrower and the Administrative Agent, substantially in the form of the draft presented to the undersigned and (b) represent and warrant to the Administrative Agent and the Lenders that each of the Guaranties and the Collateral Documents executed by the undersigned remain in full force and effect in accordance with their respective terms.

“Guarantor”

BALLY GAMING, INC.
(d/b/a Bally Gaming and Systems),
a Nevada corporation

By:
Title:

ALLIANCE HOLDING COMPANY,
a Nevada corporation

By:
Title:

BALLY GAMING INTERNATIONAL, INC.,
a Delaware corporation

By:
Title:

APT GAMES, INC.,
a Nevada corporation

By:
Title:

FOREIGN GAMING VENTURES, INC.,
a Nevada corporation

By:
Title:

LOUISIANA VENTURES, INC.,
a Nevada corporation

By:
Title:

UNITED GAMING RAINBOW,
a Nevada corporation

By:
Title:

ACSC ACQUISITIONS INC.,
a Nevada corporation

By:
Title:

ADVANCED CASINO SYSTEMS CORPORATION, a Delaware corporation

By:
Title:

CMP ACQUISITIONS INC.,
a Nevada corporation

By:
Title:

CASINO MARKETPLACE DEVELOPMENT CORPORATION, a Nevada corporation

By:
Title:

DATA CONCEPTS INTERNATIONAL, INC.,
a Nevada corporation

By:
Title:

CMS, LLC,
a Mississippi limited liability company

By:
Title: